POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Don Civgin, Director and Executive Vice President, Annuities, of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and MARY JANE FORTIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                             /s/ Don Civgin
                                             ---------------
                                             Don Civgin
                                             Director,
                                             Executive Vice President, Annuities

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, James D. DeVries, Director of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                         /s/ James D. DeVries
                                                         ---------------------
                                                         James D. DeVries
                                                         Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Angela K. Fontana, Director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint DON CIVGIN and MARY JANE FORTIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                   /s/ Angela K. Fontana
                                                   --------------------
                                                   Angela K. Fontana
                                                   Director, Vice President,
                                                   General Counsel and Secretary

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Mary Jane Fortin, Director and President of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                          /s/ Mary Jane Fortin
                                                          --------------------
                                                          Mary Jane Fortin
                                                          Director and President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Judith P. Greffin, Director, Executive Vice President and Chief Investment Officer of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                          /s/ Judith P. Greffin
                                          ---------------------
                                          Judith P. Greffin
                                          Director, Executive Vice President and
                                          Chief Investment Officer

                               POWER OF ATTORNEY

     KNOW  ALL  MEN  BY  THESE PRESENTS, that I, Mario Imbarrato, Director, Vice
President and Chief Financial Officer of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                    /s/ Mario Imbarrato
                                                    -------------------
                                                    Mario Imbarrato
                                                    Director, Vice President and
                                                    Chief Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Wilford J. Kavanaugh, Director and Senior Vice President of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                              /s/ Wilford J. Kavanaugh
                                              ------------------------
                                              Wilford J. Kavanaugh
                                              Director and Senior Vice President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Katherine A. Mabe, Director of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                         /s/ Katherine A. Mabe
                                                         ---------------------
                                                         Katherine A. Mabe
                                                         Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Harry R. Miller, Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                             /s/ Harry R. Miller
                                             -------------------
                                             Harry R. Miller
                                             Director, Senior Vice President and
                                             Chief Risk Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Samuel H. Pilch, Director, Senior Group Vice President and Controller of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                           /s/ Samuel H. Pilch
                                           -------------------
                                           Samuel H. Pilch
                                           Director, Senior Group Vice President
                                           and Controller

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Shebik, Director of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                            /s/ Steven E. Shebik
                                                            --------------------
                                                            Steven E. Shebik
                                                            Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Steven P. Sorenson, Director of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                         /s/ Steven P. Sorenson
                                                         ---------------------
                                                         Steven P. Sorenson
                                                         Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Wilson, Director and Chairman of the Board of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.


                                              /s/ Thomas J. Wilson
                                              --------------------
                                              Thomas J. Wilson
                                              Director and Chairman of the Board

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Matthew E. Winter, Director and Chief Executive Officer of Allstate Life Insurance Company, an Illinois corporation, do hereby appoint ANGELA K. FONTANA and DON CIVGIN, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


Separate Account                                    Product Name                                  SEC 1940 Act File Number
Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Helmsman Variable Annuity                     811-05279

Allstate Life Insurance Company
Variable Annuity Separate Account C
(f/k/a Charter National Variable
Annuity Account)                                    Scudder Horizon Plan Variable Annuity         811-05279

Allstate Life Variable Life Separate
Account A                                           LIFEinVEST                                    811-08173

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2016.

                                                        /s/ Matthew E. Winter
                                                        --------------------
                                                        Matthew E. Winter
                                                        Director and
                                                        Chief Executive Officer